                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)   April 19, 1999



                               CASE CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
                (State or Other Jurisdiction of Incorporation)



            1-13098                                   76-0433811
   (Commission File Number)              (I.R.S. Employer Identification No.)




      700 State Street, Racine, Wisconsin               53404
   (Address of Principal Executive Offices)           (Zip Code)




                                (414) 636-6011
             (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report)


                              Page 1 of 17 Pages

                           (Exhibit Index at Page 5)

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Item 5.   Other Events

               The press release of registrant dated April 19, 1999, filed as
Exhibit 99 hereto and disclosing 1999 first quarter financial results.


                                       2
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Item 7.   Financial Statements and Exhibits

     (c) Exhibits

          Exhibit No.                    Exhibit
          -----------                    -------
             99          Press release of registrant dated April 19, 1999.


                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CASE CORPORATION



                                       By: /s/ Kevin J. Hallagan
                                          -------------------------------
                                               Kevin J. Hallagan
                                               Associate General Counsel and
                                               Assistant Secretary



April 19, 1999


                                       4
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                                 EXHIBIT INDEX

Exhibit No.                     Description                                 Page
-----------                     -----------                                 ----

   99         Press release dated April 19, 1999 of Case Corporation.         6




                                       5